                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2004
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         001-12522                  13-3714474
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                  12701
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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     On November  18, 2004,  the State of New York and the Cayuga  Nation of New
York  ("Cayuga  Nation")  entered into a definitive  settlement  agreement  with respect to the Cayuga  Nation's land title and trespass claims against the State of New York.  This settlement  agreement  provides for the State of New York and the Cayuga Nation to enter into a class III gaming  compact for the  development of a tribal casino in the Town of Thompson in Sullivan  County,  New York. Under
the settlement  agreement,  the gaming compact will permit the operation of slot machines,  but not video lottery terminals.  The Cayuga Nation and certain other
Native  American  tribes were also granted the  exclusive  right to operate slot machines in the counties of Bronx,  Delaware,  Greene,  Kings, New York, Orange,
Queens, Richmond,  Rockland, Sullivan, Ulster and Westchester. The Cayuga Nation
has agreed to contribute 20% of its slot machine net revenue to the State of New
York  during  the  first  four  years  of  operation,   with  such  contribution
subsequently  increasing to 25%. The settlement  agreement also provides for the gaming compact to have an initial term of 14 years, with an automatic seven year renewal,  requires the Cayuga  Nation to commence  gaming  operations  within 18 months of receiving all requisite  state and federal  approvals and provides for the Cayuga  Nation and the State of New York to  negotiate a tax parity  compact concerning the sale of alcohol,  cigarettes,  gasoline and other retail products and  services  by the  Cayuga  Nation  to  non-Native  Americans  on the  gaming
facility's  property.  The  settlement  agreement,   however,  does  not  become
effective  until the  enactment  of  federal  and state  legislation  and tribal resolutions that formally implement its terms.

     This  settlement  agreement  and its  provisions  are  material  to  Empire
Resorts,  Inc., as Empire Resorts,  Inc. has been working with the Cayuga Nation since April 2003, pursuant to an exclusive  engagement,  to develop and manage a
Native American gaming facility in Sullivan County, New York.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESORTS, INC.

Dated: November 24, 2004                   By: /s/ Scott A. Kaniewski
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                                              Name:  Scott A. Kaniewski
                                              Title: Chief Financial Officer

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